                                                                    EXHIBIT 10.3

[1ST SOURCE BANK LOGO]    Aircraft Division

860002

                           AIRCRAFT SECURITY AGREEMENT

THIS AGREEMENT is made this 2nd of November 2000, by and between 1st SOURCE BANK, ("Bank") of P.O. Box 783, South Bend, Indiana 46624, and KITTY HAWK AIRCARGO, INC. ("Buyer"), a Texas corporation, of 1515 West 20th Street, DFW International Airport, Dallas, TX 75261.

1. Concurrently herewith, Bank has loaned and advanced to Buyer and Buyer hereby acknowledges receipt of the principal sum specified in any Exhibit A, including official fees disbursed on Buyer's behalf (the "Loan") to finance for Buyer the aircraft identified below. For the purpose of this Agreement, Exhibit "A" means the original Exhibit A attached hereto and any subsequent Exhibit A evidencing new or additional advances that may be made from time to time.

2. Buyer hereby grants to Bank a lien and security interest under the Uniform Commercial Code in and to the following described aircraft, its airframe and engines, complete with all logs, records and manuals relating thereto except those manuals developed by Buyer for use exclusively in conjunction with its Part 121 operating certificate, and all equipment, furnishing, avionics, navionics, parts, attachments and accessories now or hereafter attached to (or stored in an agreed location) or otherwise related to said aircraft; and with all present and future repairs, additions, accessions, substitutions, exchanges, replacements and all returned and repossessed goods; and all present and future insurance proceeds. Buyer shall further grant a security interest as provided herein to Bank in instruments, documents, accounts (including lease and rental accounts), general intangibles, chattel paper, and all leases and temporary rental contracts, and all lease payments, rental payments, proceeds (both cash and noncash) and other collections arising therefrom, all of which shall be specifically and irrevocably assigned if at any time Aircraft is subject to any contract which specifically identifies said Aircraft by FAA registration number or serial number or if Buyer becomes bankrupt, whether voluntarily or involuntarily, in any state or federal proceeding and the Aircraft is repossessed by Bank within sixty (60) days from the date of filing of record of the bankruptcy (all hereinafter collectively called the "Aircraft"). The security interest granted herein shall secure payment of all obligations and liabilities of Buyer to Bank hereunder, whether absolute or contingent, direct or indirect, now existing or hereafter arising, as well as the punctual performance of Buyer of all warranties and agreements contained herein.

     ---------------------------------------------------------------------------------------------
     YEAR MFG          MANUFACTURER OF AIRCRAFT                          MODEL NO.   SERIAL NO.
     ---------------------------------------------------------------------------------------------
     1. 1969           Boeing                                            727-222     20040
     2. 1969           Boeing                                            727-222     20041
     ---------------------------------------------------------------------------------------------
     MFG OF ENGINE(S)           ENGINE MODEL NO(S) ENGINE SERIAL NO(S)   FAA NO.     HOME AIRPORT
     ---------------------------------------------------------------------------------------------
                                                                         N90AX
                                                                         N180AX
     Pratt & Whitney            JT8D-7B            P653709B
     Pratt & Whitney            JT8D-7B            P655282B
     Pratt & Whitney            JT8D-7B            P653826B
     Pratt & Whitney            JT8D-7B            P653468B
     Pratt & Whitney            JT8D-7B            649234
     Pratt & Whitney            JT8D-7B            653815
     ---------------------------------------------------------------------------------------------
     DESCRIBE EXTRA EQUIPMENT


     ---------------------------------------------------------------------------------------------

3. Buyer further agrees that this security interest shall not be terminated in whole or in part until all debts and obligations to Bank are fully paid and performed by Buyer; provided however, that, in the event Buyer fully satisfies all debts and obligations under this Agreement or if more than one Aircraft is described hereon, Bank, in its sole discretion is satisfied that Buyer has fully paid for an Aircraft, and Buyer is not in default under this Agreement or any other instrument or agreement with Bank, then Bank shall release and terminate its security interest in that Aircraft or Aircrafts for which payment in full has been received and accepted by Bank.

4. The Aircraft shall not be removed from the United States for a period exceeding 30 consecutive days, without the prior written consent of Bank. Buyer shall permit Bank to inspect both Aircraft and all books, manuals, records and logs relating to Aircraft, its flights and its maintenance, at all reasonable times.

5. Aircraft will be kept airworthy and in good repair and operating condition in accordance with the rules and regulations of the Federal Aviation Administration (hereinafter referred to as "FAA") and Buyer will promptly repair any and all damage Aircraft may incur and shall not sell, assign, mortgage, grant a security interest in or otherwise dispose of Aircraft or any interest therein, or any part thereof, including any of its equipment or accessories. Aircraft will not be leased or rented for any period exceeding 30 consecutive days to a third party under a contract specifically identifying Aircraft except with the prior written consent of Bank, which shall not be unreasonably withheld. Bank specifically acknowledges that Buyer need not seek the consent of Bank in connection with an ACMI (Aircraft, Crew, Maintenance and Insurance) contract for the use of the Aircraft, provided Aircraft is not specifically identified by FAA registration number or serial number. Buyer will not suffer or permit any material lien, encumbrance or charge of any character whatsoever upon or against Aircraft without cure within 30 days of written notice thereof, except this Agreement, and will pay or cause to be paid all taxes that may be levied against Aircraft. Buyer will notify Bank immediately if the police or any authority seizes or impounds Aircraft.

6. Buyer warrants and agrees that it is the absolute owner of Aircraft with full power to grant and convey a security interest herein to Bank.

7. Aircraft will be used at all times in accordance with all material laws, rules, regulations and ordinances of the United States, each of the states and municipalities thereof and all other sovereign jurisdictions in which Aircraft may be operated, including but not limited to those relating to intoxicating liquors, narcotics, or controlled substances, and shall conform with all material laws, rules and regulations governing Aircraft. Aircraft will be used only for the purposes and in the manner set forth in the insurance covering said Aircraft. Aircraft will be operated at all times by a currently certified flight crew having the minimum total pilot hours required by such insurance and Aircraft will at all times be maintained in an airworthy condition necessary for its operating license under the laws, ordinances, rules and regulations of the United States, each of the states and municipalities thereof, and any other sovereign jurisdictions in which Aircraft shall be at any time operated.

8. At its own cost and expense, Buyer shall insure and at all times continue to maintain insurance on Aircraft, with companies acceptable to Bank, and in the amount of the full insurable value of Aircraft, or in such other amount(s) as shall be satisfactory to Bank, insuring against any and all loss, damage, and other risks and hazards as are customary in the industry, including but not limited to fire, theft, burglary, crash, collision, and bodily injury. In no event shall such coverage be in an amount whereby Bank shall be deemed a co-insurer of all or any part of Aircraft. Buyer shall deliver a copy of the original policies of insurance to Bank together with any certificates or other evidence satisfactory to Bank of compliance with these provisions. All policies of insurance shall have attached to and made a part thereof a standard long form, Loss Payable Endorsement, in favor of both Buyer and Bank. If an Event of Default occurs hereunder, or if the aircraft is damaged beyond economic repair, Buyer hereby assigns to Bank the proceeds of any and all such policies of insurance (including any refund of premium) and Buyer hereby directs each insurer to make payments of any losses or refunds directly to Bank, and further, Buyer hereby appoints Bank as Attorney-in-Fact for Buyer in obtaining payment, adjusting canceling or settling any claims upon or under any such insurance and related to the Aircraft, and hereby authorizes Bank to endorse in the name of Buyer any checks, drafts or other instruments received or given in payment or liquidation of any claim under any such policy of insurance, and to perform each and every act deemed necessary by Bank in connection with such Power of Attorney, the same being coupled with an interest and therefore non-revocable. Each policy of insurance shall provide that Bank's interest therein will not be invalidated by the acts, omissions or neglect of anyone other than Bank, and shall contain the insurer's agreement to give thirty (30) days written notice (7 days notice with regard to war risk and allied perils coverage) to Bank before cancellation of or any material change in any such policy will become effective as to Bank, whether such cancellation or change is at the direction of Buyer or insurer. Bank's acceptance of policies in lesser amounts or risks other than as specified herein will neither be, nor deemed to be, a waiver of Buyer's foregoing obligations.

9. Buyer warrants to Bank that none of the terms or conditions of this Agreement or any other agreements or contracts between Buyer and Bank are in violation of any provision of the Articles of Incorporation or By-Laws of Buyer or any material agreements Buyer may have with any third party, and the execution and delivery thereof, and all other agreements or writings by and between Buyer and Bank have been duly authorized by appropriate action of the business organization, or have received the appropriate consent.

10. Should Buyer fail to keep Aircraft free and clear of all encumbrances, liens and charges, except as herein provided; or fail to pay any tax, levy, assessment or public charge thereon (except (i) liens for taxes not yet due or which are being contested in good faith (and for payment of which adequate assurances in Bank's judgment have been provided to Bank) by appropriate proceedings so long as such proceedings do not involve any material risk of sale, forfeiture or loss of the Aircraft and do not and will not adversely affect Bank's right, title and interest in the Aircraft; and (ii) materialman's, mechanic's, workman's, repairman's employee's or other like liens arising in the ordinary course of business of Buyer for sums not yet delinquent or being contested in good faith (and for the payment of which adequate assurances in Bank's judgment have been provided to Bank); or neglect or refuse to protect and maintain Aircraft and/or keep the same airworthy, in good order, repair and operating condition in accordance with the rules and regulations of the FAA if same is not cured within thirty (30) days after such notice thereof; or fail to obtain or keep in force all required insurance, then Bank, at its discretion, may discharge such encumbrance, lien or charge; pay such tax, levy, assessment

AIR 52331 Rev 3/00                Page 1 of 3
     or public charge; or expend such amounts as are necessary to protect and maintain Aircraft and/or to keep the same airworthy, in good order, repair and operating condition in accordance with the rules and regulations of the FAA; or obtain or keep in force all required insurance. All sums of money thus expended, and all other monies paid by Bank to protect its interest in Aircraft shall be repayable by Buyer to Bank on demand, and if not so repaid, shall be added to the Loan and bear interest, and be secured in like manner as the Loan.

11. Buyer will at all times be liable to and indemnify and save Bank harmless from and against any and all claims and liabilities on account of death, bodily injury or property damage occasioned by the use or ownership of Aircraft so long as such claims or liabilities are not the result of Bank's gross negligence or willful misconduct.

12. No transfer, renewal, extension or assignment of this Agreement or any interest hereunder, or loss, damage or destruction of Aircraft shall release Buyer from Buyer's obligations hereunder.

13. Buyer agrees to pay on any installment in default for a period of more than ten (10) days a one-time delinquency charge on the amount past due (both principal and interest) calculated at the rate of one and one-half percent (1 1/2%). If the foregoing charge is not permitted by applicable law, then Buyer shall pay a delinquency charge on the amount past due at the highest lawful rate enforceable against Buyer.

14. Buyer may prepay the unpaid principal balance of the Loan at any time. The unpaid principal balance remaining after application of a partial prepayment may, at Bank's sole discretion, be spread over the remaining term of the Loan, resulting in a recast schedule of installment payments, having due regard for the interest specified herein. The recast schedule shall be sent to Buyer by Bank.

15. Time is of the essence. Buyer will be in default if any one or more of the following events takes place and is continuing (an "Event of Default"):

     (a)  Buyer fails to make any payment when due hereunder;
     (b) Buyer fails to make timely payment or otherwise fails to perform under the terms of any obligation for borrowed money in excess of $2,500,000.00, or any such obligation is declared due and payable before its expressed maturity;
     (c) Buyer fails to observe or perform any of the terms or conditions (other than Loan repayment or providing required insurance coverage) to be observed or performed by Buyer hereunder if same is not cured within thirty (30) days after notice thereof;
     (d) Any material representation or warranty made herein by Buyer fails or is breached; or any material statement made by Buyer or any Guarantor in any credit application, or made in connection with Buyer's purchase of Aircraft is incorrect, false or misleading when made if same is not cured within ten (10) days after notice thereof or if same is in the result of intentional misrepresentation or fraud;
     (e) Aircraft is stolen, lost, destroyed or damaged without the benefit of adequate insurance coverage;
     (f) The usual business of Buyer is terminated or suspended or Buyer becomes insolvent, however evidenced or determined;
     (g) Buyer or any Guarantor makes an assignment for the benefit of creditors;
     (h) Buyer or any Guarantor becomes unable to pay their respective debts as they become due, or an application for relief is filed by or against Buyer or any Guarantor, under the United States Bankruptcy Code or any state insolvency laws or similar laws;
     (i) A trustee or receiver is appointed for Buyer or any Guarantor or for a substantial part of their respective property;
     (j) A levy, claim, seizure, writ of garnishment or attachment, condemnation complaint or any similar action or process is brought or issued against Buyer and/or Aircraft;
     (k) Any action in connection with liquidation, dissolution or merger, is undertaken by or on behalf of Buyer without Bank's consent which will not be unreasonably withheld;

     Notwithstanding anything contained in this section to the contrary, Bank hereby acknowledges that on May 1, 2000, Buyer and Guarantor each filed for Chapter 11 protection under the United States Bankruptcy Code in the U.S. Bankruptcy Court, Northern District of Texas, Fort Worth Division, being jointly administered under case number 400-42141-BJH (the "Current Proceeding"), and that Bank waives its right to assert that an Event of Default has occurred as a result of the Current Proceeding or any action ancillary or related thereto.

16. Notwithstanding ADR provisions set forth below, upon the occurrence of any of the foregoing Events of Default and at any time thereafter, Bank shall have the right to declare all or any part of the remaining unpaid principal balance of the Loan and/or any other indebtedness due to Bank from Buyer, to be immediately due and payable, together with all unpaid interest respectively accrued thereon, without further notice or demand.

17. If an Event of Default occurs and is continuing, Bank shall have the right to:

     (a) Collect the unpaid principal balance of the Loan and/or all other indebtedness becoming or declared due pursuant to the terms hereof by suit or otherwise as provided herein.
     (b) Notwithstanding ADR provisions set forth below, require Buyer to assemble Aircraft and deliver it, upon demand, to Bank at a place to be designated by Bank which is reasonably convenient to both parties. Bank shall also have the right to retake possession of Aircraft with or without process of law and for this purpose may enter any premises in a lawful manner where Aircraft may be found and remove same, and sell Aircraft in a commercially reasonable manner either at public or private sale, after giving notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made, and at any such public sale Bank may purchase Aircraft. Such sale may be conducted with or without having Aircraft at place of sale. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Buyer set forth on Page One of this Agreement at least ten
          (10) days before the time of sale or disposition. Bank may apply proceeds of said sale, after first deducting all expenses and charges of obtaining possession of Aircraft, of reconditioning same and of said sale, including reasonable attorney fees, to payment of the unpaid principal balance of the Loan and all other sums due hereunder, and all accrued interest thereon, and any surplus shall be paid to, and any deficiency shall be paid by Buyer, including any reasonable attorney's fees and court costs incurred in the recover of such deficiency. While repossessing Aircraft, or removing it from a place of repossession to a place of storage and/or sale, Bank may, if permitted by law, use any of Buyer's licenses in respect to Aircraft. All of the foregoing shall be deemed to be a commercially reasonable method of disposing of Aircraft.

18. Buyer's obligation to pay this Loan is independent of the obligation of any other person who has signed this Agreement or other documents as a Buyer or a Guarantor ("Signer(s)"). Bank need not make an effort to collect from all Signers in order to collect from any one Signer. It is not necessary for bank to repossess Aircraft before collecting from a Signer. Bank may extend the time for payment of any installment, reduce the size of monthly payments, release Aircraft, release one or more Signers from their obligations, waive any right Bank might have against any Signer, extend, renew or agree to alter this Agreement, all without releasing other Signers from their obligations under this Agreement.

19. Subject to ADR provisions set forth below, Buyer agrees that any dispute, controversy or claim rising under or in connection with this Agreement, its performance or its enforcement by Bank shall be decided exclusively by and in the state or federal courts sitting in the State of Indiana. For such purpose, Buyer hereby submits to the personal jurisdiction of the state and federal courts sitting in the State of Indiana, and irrevocably consents and agrees that service of process in any action, suit or other proceeding brought in any such dispute, controversy or claim may be completed and shall be effective and binding upon Buyer when made upon Buyer by certified mail, return receipt requested, postage prepaid and properly addressed to Buyer at the address set forth on Page One hereof. Buyer hereby waives any objection to the personal jurisdiction of such courts and agrees that it shall be barred from asserting any such objection, as long as any process is served in accordance with the foregoing. In the event that Buyer is unable or refuses to accept delivery of such process, then process may be served upon the Secretary of the State of Indiana in the same fashion, whereupon such service shall be deemed to have been made upon Buyer. For purposes hereof, Buyer agrees to and does hereby waive any right to assert or move for transfer of venue to any court outside the State of Indiana, based upon the doctrine of forum nonconveniens or otherwise. Buyer further acknowledges that its agreements contained herein constitute a material or substantial element involved in Bank's decision to enter into the transaction contemplated hereby. Buyer agrees that nothing in this provision shall affect Bank's right to serve legal process in any other legal manner, or affect Bank's right to bring any action, suit or proceeding against Buyer or its property in any other jurisdiction.

20. Any delay on the part of either party hereto in exercising any power, privilege or right hereunder or under any other instrument executed by either party hereto in connection herewith shall not operate as a waiver thereof and no single or partial exercise of any power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. Bank's acceptance of late or partial payments, or excuse of any default, shall not establish a custom or course of conduct as to any waiver of Bank's rights and remedies. The waiver by Bank of any default by Buyer shall not constitute a waiver of any subsequent defaults, but shall be restricted to the default so waived. If any part of this Agreement shall be contrary to any law which Bank might seek to apply or enforce or should otherwise be defective, the other provisions of this Agreement shall not be affected thereby, but shall continue in full force and effect. All rights, remedies and powers of Bank hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and powers given hereunder or in or by any other instruments or any laws now existing or hereafter enacted.

21. Both Buyer and Bank will do all such acts and execute all instruments of further assurance as shall be reasonably requested by the other party to do or execute for the purpose of fully carrying out and effectuating this Agreement and its intent and each party shall furnish all documents that other party shall reasonably request. Each party agrees that a facsimile, photographic or other reproduction of this Agreement or of a financing statement may be filed as a financing statement to the extent permitted by law or regulations. Buyer also agrees, when requested, to execute any financing statements or other documents which Bank deems necessary to perfect the security interests created in this Agreement, including any FAA form relating to Aircraft as security, as well as any Uniform Commercial Code financing statement(s), and to do all other things necessary to perfect Bank's security interests in Aircraft.

AIR 52331 Rev 3/00                Page 2 of 3

22. If Bank refers this Loan, or any part thereof, for collection or enforcement to any attorney who is not Bank's salaried employee, and if permitted by applicable law, Buyer agrees to pay actual attorney's fees incurred together with all costs of legal proceedings.

23. Buyer, including any guarantor hereunder, hereby waives presentment, demand, protest, notice of protest, notice of non-payment or dishonor, notice of sale of Aircraft or any part thereof and all benefit of valuation, appraisement, and all exemption laws now in force and hereafter passed, including stay of execution and condemnation.

24. Notwithstanding ADR provisions below and subject to the occurrence of an Event of Default, Bank shall have a continuing right of set-off against and upon all funds, credits, securities, instruments and other property, tangible or intangible, at any time in Bank's possession and belonging to Buyer, as security for all of Buyer's obligations to Bank due or to become due, or that may hereafter be contracted.

25. This Agreement shall apply and inure to the benefit of and bind the respect heirs, administrators, successors and assigns of Buyer and Bank, as the case may be, and the terms "Buyer" and "Bank" shall include and mean, respectively, the heirs, administrators, successors and assigns of Buyer and Bank, as the case may be.

26. This Agreement, the Court Order authorizing this Agreement (a copy of which is attached hereto as Exhibit B) and every Exhibit A constitutes the entire agreement between the parties and includes all oral or written agreements, representations, covenants, warranties and communications between Buyer and Bank and their respect agents, servants and employees and constitutes the full and complete agreement between Buyer and Bank. This Agreement can be modified or amended only by means of a written document signed by both parties hereto; provided that, Bank may by written notice to Buyer correct any error or complete any blank space necessary to cause this Agreement to be effective.

27. Due to the high cost and time involved in commercial litigation before a jury, Bank and Buyer, including any Guarantors hereunder, waive all rights to a jury trial on all issues in any action or proceeding relating to this Agreement, the transaction evidenced by this Agreement, or any documents executed in connection with this Agreement, and no attempt shall be made to consolidate, by counterclaim or otherwise, any such action or proceeding with any other action or proceeding in which there is a trial by jury or in which a jury trial cannot be or has not been waived.

28. Buyer agrees that this is an Indiana transaction; the formal and essential validity of this Agreement and this Loan transaction shall be construed according to, and governed in all respects by, the laws of the State of Indiana.

29. Except as otherwise provided in this paragraph, the parties hereto waive litigation and agree that the sole procedure for resolving every claim or dispute in connection with this Agreement shall be by applying the methods set forth in the Indiana Rules for Alternative Dispute Resolution (ADR) at the Bank's office in 60 day increments as follows: (i) conduct mediation and (ii) conduct a mini-trial on any issues not resolved, with a neutral party to preside over the hearing and assist in resolving the issues. Each party shall pay an equal share of the costs of (i) and (ii), above. The parties shall agree upon a mediator and all other aspects of ADR but, if necessary, a party may commence an action in Indiana to compel ADR. Judgment on an ADR award with costs may be entered in any court with jurisdiction. The provisions of this paragraph shall be specifically enforceable by any court having jurisdiction. THIS ADR PROVISION IS FOR THE PURPOSE OF SAVING THE PARTIES THE TIME AND EXPENSE OF LITIGATING ISSUES AND IS INTENDED TO BENEFIT ALL PARTIES HERETO; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL AFFECT A PARTY'S RIGHT BEFORE, DURING OR AFTER ADR TO EXERCISE SELF-HELP REMEDIES, SUCH AS REPOSSESSION OR SET-OFF, UNDER THE UNIFORM COMMERCIAL CODE OR OTHER APPLICABLE LAW, INCLUDING A PARTY'S RIGHT TO BRING AN ACTION IN ANY COURT OF COMPETENT JURISDICTION FOR THE PURPOSE OF ENFORCING SAID SELF-HELP REMEDIES AND THESE REMEDIES ARE NOT WAIVED.

NOTICE: (1) BUYER AGREES THAT THIS LOAN IS BEING MADE TO BUYER IN INDIANA. (2) BUYER AGREES THAT BUYER'S PAYMENTS ARE MADE WHEN ACCEPTED BY BANK IN INDIANA.
(3) BUYER AGREES TO ALL THE TERMS OF THIS AGREEMENT. (4) THIS AGREEMENT IS NOT EFFECTIVE UNTIL IT IS COMPLETED AND SIGNED BY BUYER, AND RECEIVED, APPROVED, AND ACCEPTED BY BANK OF INDIANA. (5) BUYER ACKNOWLEDGES THAT BUYER HAS RECEIVED AND RETAINED A COMPLETED COPY OF THIS AGREEMENT.


IN WITNESS WHEREOF, Buyer has caused this Agreement to be duly executed on the day and year first above written, intending to be legally bound hereby.


ATTEST OR WITNESS:                         KITTY HAWK AIRCARGO, INC.

By:                                        By:      /s/  DREW KEITH
   --------------------------                 ----------------------------------

Title                                      Title    V.P. & C.F.O.
     ------------------------                   --------------------------------


APPROVED AND ACCEPTED by Bank, in South Bend, Indiana, this 2nd of November, 2000 (the Effective Date).

                                            1st Source Bank

                                            By:
                                               ---------------------------------

                                            Title
                                                 -------------------------------

AIR 52331 Rev 3/00                Page 3 of 3

[1ST SOURCE BANK LOGO]     Aircraft Division

860002

                                    EXHIBIT A
                                    ---------
     (This Exhibit is in addition to and supersedes all previous Exhibits A to the extent of new or additional advances as set forth below)

1. This Exhibit is made a part of and subject to the terms of the Aircraft Security Agreement ("Agreement") between Buyer and Bank, dated November 2, 2000 (together with all amendments and supplements to and replacements for said Agreement).

2. Buyer hereby acknowledges receipt of the Total Amount Loaned specified below:

     1.   Existing Loan Balance                              $0.00
                                                             -----
     2.   New Advance                                $8,464,438.22
                                                     -------------
     3.   Fees                                           $1,000.00
                                                         ---------
     4.   Total Amount Loaned                        $8,465,438.22
                                                     -------------

3. Buyer promises to pay to Bank or to Bank's order, at such office as Bank may direct, the unpaid principal balance of the Loan and all other sums which become due under the Agreement, plus interest, based on a 360 day year and the days actually elapsed, as follows:

     (1) [X] Buyer Agrees to pay the unpaid principal balance in consecutive monthly installments as set forth in schedule below. The interest is computed at the constant rate of 8.90% per annum on the unpaid principal balance as it changes from time to time.

     (2) [ ] Buyer agrees to pay the unpaid principal balance together with interest in consecutive monthly installments as set forth in the schedule below. The interest shall be computed on the unpaid principal balance hereunder, as it changes from time to time, at the rate of % per annum more than the PRIME RATE. Prime Rate shall mean the Prime Rate as published in The Wall Street Journal, and which is described as the base rate on corporate loans at large U.S. money center commercial banks, as such rate may vary from time to time. If such base is expressed in a range in said publication, the higher rate of the reported range will apply. In the event The Wall Street Journal ceases to publish a Prime Rate, 1st Source shall use a similar source to determine said Prime Rate. All payments shall be applied first to the interest and then to principal unless otherwise noted herein. The PRIME RATE shall be determined on the last day of each [ ] Calendar moth or [ ] Three-month, [ ] Six-month, [ ] Twelve-month, anniversary of this Agreement and shall be the basis for establishing the interest assessed on the average daily unpaid principal balance for the next succeeding indicated period.

     -------------------------------------------------------------------------
     BEGINNING DATE   NO. OF PYMTS   PAYMENT AMOUNT
     -------------------------------------------------------------------------
     12/1/00          50             $202,000.00 (principal and interest)

     2/1/05            1             Remaining principal balance plus interest
     -------------------------------------------------------------------------


ATTEST OR WITNESS:                      KITTY HAWK AIRCARGO, INC.

By:                                     By:      /s/  DREW KEITH
   -----------------------------           ---------------------------------

Title                                   Title    V.P. & C.F.O.
     ---------------------------             -------------------------------

APPROVED AND ACCEPTED by Bank in South Bend, Indiana, as of November 2, 2000.

                                         1st Source Bank

                                         By:
                                            ------------------------------------

                                         Title
                                              ----------------------------------


AIR 53221 Rev 3/00

[1ST SOURCE BANK LOGO]    Aircraft Division

                               GUARANTY OF PAYMENT

FOR VALUE RECEIVED and in consideration of any loan or any other financial accommodation heretofore or hereafter made or granted to KITTY HAWK AIRCARGO, INC. (the "Borrower") by 1st Source Bank ("Bank"), as an inducement to Bank to make such loans and financial accommodations to Borrower, the undersigned, jointly and severally if more than one person or entity ("Guarantors") hereby promise and guarantee to Bank that Borrower shall promptly and fully pay any and all Indebtedness, and upon failure of Borrower so to pay, Guarantors jointly and severally promise to pay all Indebtedness to Bank on demand together with all expenses of enforcing this Guaranty, including attorneys' and legal assistants' fees, legal expenses and all other costs of collection. This Guaranty constitutes and is an absolute, unconditional and continuing guarantee of payment and shall apply to each and every default in payment by Borrower. It is understood that repeated and successive demands may be made and recoveries had hereunder.

In this Guaranty, "Indebtedness" is limited to the financing of a 1969 Boeing 727-222, S/N 20040, N90AX; 1969 Boeing 727-222, S/N 20041, N180AX; and six (6)
Pratt & Whitney JT8D-7B engines S/N 653815, 649234, P653468B, P653826B,
P655282B, and P653709B in the amount of $8,465,438.22.

The liability of the Guarantors hereunder shall be discharged and this Guaranty shall terminate 120 days after payment in full of the Indebtedness if within such 120-day period no petition is filed by or against the Borrower pursuant to the United States Bankruptcy Code, as amended from time to time, or under any similar law of any jurisdiction. If such a petition is filed within said 120-day period, this Guaranty shall continue and shall remain in full force and effect until such time as the Indebtedness has been paid in full and is no longer subject to repayment by, or recovery from, Bank under any such law.

Demand, presentment for payment, notice of dishonor, notice of non-payment, protest, notice of protest, diligence by Bank in collection or brining suit on this Guaranty, notice of the creation and existence of any Indebtedness, all benefits of valuation and appraisement laws, and all rights of sureties and accommodation parties are hereby waived by Guarantors. Guarantors hereby also assume the same obligations as a co-maker of the Indebtedness and waive all rights to have Bank first attempt to secure payment of the Indebtedness from Borrower or any collateral now or hereafter held by Bank. Bank may take new, additional or substitute security for the Indebtedness without releasing or impairing the obligation of Guarantors to Bank hereunder, which security may be taken without notice to Guarantors. The liability of the Guarantors hereunder shall not be affected or impaired by any irregularity in or amendment of the Indebtedness or any loan agreement, security document or other instrument related thereto or (a) any collateral security therefor, (b) any transfer of the collateral security therefor, (c) any documents or instruments executed in connection therewith, (d) any compromise, release, renewal, extension, forbearance, indulgence, alteration, change in, modification of, grant of participation in, or other disposition of any such loan agreement, security document, or other instrument or any note executed in connection therewith, or of any collateral therefor, (e) any release of any Guarantor or any other person or the failure of Bank to pursue its remedies against any one or more of the Guarantors or any other person, (f) failure to collect any of the Indebtedness when due, (g) failure to notify any Guarantors of any payments owing hereunder, or (h) any delay or omission by Bank in the exercise of any right or remedy hereunder. Guarantors waive all defenses at law or in equity other than payment and agree this instrument shall be binding on the heirs, personal representatives, successors and assigns of Guarantors and shall inure to the benefit of the successors and assigns of Bank.

Notwithstanding any payments made by Guarantors hereunder, the Guarantors shall not by reason of this Guaranty have, and Guarantors hereby waive, (i) any claim or right of subrogation in and to the Indebtedness or any loan agreement, security document, note or other instrument related thereto or any collateral security therefor, (ii) any claim or right of reimbursement, exoneration, contribution or indemnification from or against any party, and (iii) any right to participate in any claim or remedy of Bank against the Borrower or any collateral security for the Indebtedness, whether or not such claim, right or remedy arises in equity or under contract, statute, or common law.

Bank shall have the right to apply all amounts received hereunder, in such amounts and in such proportions as Bank in its sole discretion shall determine, to the costs and expenses of enforcement and collection and to the full or partial satisfaction of the Indebtedness. Demand for payment under this Guaranty shall be effective upon Bank placing notice in the United States mail addressed to Guarantors at the addresses stated below by first class, registered or certified mail.

Bank is hereby granted and shall have a lien upon and a right of setoff against all balances, credits, deposits, accounts, moneys, securities, and other property of Guarantors now or hereafter in the possession of or on deposit with Bank, and every such lien and right of setoff may be exercised without demand upon or notice to Guarantors.

To induce Bank to make the loans to Borrower, each of the undersigned covenants and agrees to provide to Bank, on an annual basis within ninety (90) days after the end of each year, a complete financial statement in form satisfactory to Bank.

This Guaranty has been delivered at South Bend, Indiana, and shall be interpreted, construed and governed by the laws of the State of Indiana. Wherever possible, each provisions of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, and any provision of this Guaranty prohibited or unenforceable under applicable law shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty.

Each Guarantor agrees to give Bank written notice, by registered or certified mail, postage-prepaid, of any known action or inaction by Bank or any agent or attorney of Bank in connection with the Indebtedness or this Guaranty or the transactions contemplated thereby that may be actionable against Bank or any agent or attorney of Bank or a defense to payment of the Indebtedness or this Guaranty, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Each Guarantor hereby agrees that unless such notice is duly given as promptly as possible (and in any event within thirty (30) days) after such Guarantor has knowledge or with the exercise of reasonable diligence should have had knowledge of any such action or inaction, such Guarantor shall not assert, and such Guarantor shall be deemed to have waived, any such claim or defense.


AIR 52736 Rev 2/99                Page 1 of 2